Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule      14a-12


                  EMPIRE FEDERAL BANCORP, INC.
------------------------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

                  EMPIRE FEDERAL BANCORP, INC.
------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by  Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

                          June 18, 1997





Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Empire Federal Bancorp, Inc. The meeting will be held at the main office of Empire Federal Savings Bank, 123 South Main Street, Livingston, Montana, on Wednesday, July 30, 1997, at 12:30 p.m., Mountain Daylight Savings Time. The Corporation is the parent holding company of Empire Federal
Savings Bank.

     The attached Notice of the First Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of KPMG Peat Marwick L.L.P., the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     We look forward to seeing you at the meeting.

                           Sincerely,


                           /s/Beverly D. Harris
                           Beverly D. Harris
                           President and Chief Executive Officer

                  EMPIRE FEDERAL BANCORP, INC.
                      123 SOUTH MAIN STREET
                          P.O. BOX 1099
                   LIVINGSTON, MONTANA  59047
                         (406) 222-1981

------------------------------------------------------------------------------
       NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON JULY 30, 1997
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders ("Meeting") of Empire Federal Bancorp, Inc. ("Corporation") will be held at the main office of Empire Federal Savings Bank, 123 South Main Street, Livingston, Montana, on Wednesday, July 30, 1997, at 12:30 p.m., Mountain Daylight Savings Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Corporation;

     2. The ratification of the adoption of the Empire Federal Bancorp, Inc. 1997 Stock Option Plan;

     3. The ratification of the adoption of the Empire Federal Bancorp, Inc. 1997 Management Recognition and Development Plan; and

     4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on June 9, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/Ernest A. Sandberg
                              ERNEST A. SANDBERG
                              SECRETARY

Livingston, Montana
June 18, 1997

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                         PROXY STATEMENT
                               OF
                  EMPIRE FEDERAL BANCORP, INC.
                      123 SOUTH MAIN STREET
                          P.O. BOX 1099
                   LIVINGSTON, MONTANA  59047
                         (406) 222-1981

------------------------------------------------------------------------------
              FIRST ANNUAL MEETING OF STOCKHOLDERS
                          JULY 30, 1997
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Empire Federal Bancorp, Inc. ("Corporation") to be used at the First Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the main office of Empire Federal Savings Bank ("Bank"), 123 South Main Street, Livingston, Montana, on Wednesday, July 30, 1997, at 12:30 p.m., Mountain Daylight Savings Time. The Corporation is the holding company for the Bank. The accompanying Notice of First Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about June 18, 1997.

------------------------------------------------------------------------------
                      REVOCATION OF PROXIES
------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and at all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the above address, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A previously submitted proxy also will be revoked if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.


------------------------------------------------------------------------------
     VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Stockholders of record as of the close of business on June 9, 1997 ("Record Date") are entitled to one vote for each share of common stock of the
Corporation ("Common Stock") then held.   Stockholders are not permitted to
cumulate their votes for the election of directors. As of the Record Date, the Corporation had 2,592,100 shares of Common Stock issued and outstanding.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for director. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a
plurality of votes cast.   Abstentions may be specified on all proposals
submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the proposals to ratify the adoption of the Empire Federal Bancorp, Inc. 1997 Stock Option Plan and to ratify the adoption of the Empire Federal Bancorp, Inc. 1997 Management Recognition and Development Plan will have the effect of a vote against such proposals. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to a proposal and, therefore, will have no effect on the outcome of such proposal.

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Corporation, and all executive officers and directors of the Corporation as a group.

                                Amount and Nature   Percent of
                                of Beneficial       Common Stock
Beneficial Owner                Ownership(1)        Outstanding
----------------                ------------        -----------

Beneficial Owners of More
  Than 5%

Empire Federal Savings Bank       207,368              8.00%
  Employee Stock Ownership
  Plan Trust

Directors

Walter J. Peterson, Jr.            15,600               *
John R. Boe                         4,000               *
Edwin H. Doig                      10,000               *
Sanroe J. Kaisler, Jr.              5,000               *
Walter R. Sales                    10,000               *

Named Executive Officers(2)

Beverly D. Harris                  22,506               *
Ernest A. Sandberg                 12,500               *

All Executive Officers and                              *
 Directors as a Group
   (7 persons)
_______________
*   Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mrs. Beverly D. Harris and Mr. Ernest A. Sandberg were the Corporation's only "named executive officers" for the year ended December 31, 1996. Mrs. Harris and Mr. Sandberg also are directors of the
  Corporation.

-----------------------------------------------------------------------------
               PROPOSAL I - ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

     The Corporation's Board of Directors consists of seven members. The Board is divided into three classes with staggered terms, and each director is elected for a three-year term. Three directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated Walter J. Peterson, Jr., Sanroe J. Kaisler, Jr. and Walter R. Sales for election as directors. The nominees are current members of the Boards of Directors of the Corporation and the Savings Bank. Each director of the Corporation is also a director of the Savings Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute(s) as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. Peterson, Kaisler and Sales.

     The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

                                                   Year
                                                   First
                          Principal Occupation     Elected    Term to
  Name           Age(1)   During Last Five Years   Director   (2)Expire
  ----           ------   ----------------------   --------   ---------

                            NOMINEES

Walter J.
 Peterson, Jr.     73     Chairman of the Board      1964      2000(3)
                          of the Corporation and
                          the Savings Bank;
                          Vice President of
                          Dime Insurance Agency,
                          Livingston, Montana.

Sanroe J.
 Kaisler, Jr.      72     Retired insurance broker.  1964      2000(3)

Walter R. Sales    69     Retired rancher and        1977      2000(3)
                          former Montana
                          Legislator.

                 DIRECTORS CONTINUING IN OFFICE

Beverly D.
 Harris(4)        63      President of the           1971      1998
                          Savings Bank and
                          President and Chief
                          Executive Officer
                          of the Corporation;
                          Director of Montana
                          Power Company, a
                          NYSE-listed company,
                          since 1992.

Edwin H. Doig     65      Retired pharmacist.        1979      1998

Ernest A.
 Sandberg(4)      60      Executive Vice             1971      1999
                          President and
                          Secretary of the
                          Savings Bank and
                          Treasurer, Chief
                          Financial Officer
                          and Secretary of
                          the Corporation.

John R. Boe       72      Retired junior high        1979      1999
                          school teacher and
                          vice principal.

                  (footnotes on following page)

-----------------
(1)  At December 31, 1996.
(2)  Includes prior service on the Board of Directors of the Savings Bank.
(3)  Assuming re-election at the Meeting.
(4)  Mrs. Harris and Mr. Sandberg are sister-and brother-in-law.

-----------------------------------------------------------------------------
       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-----------------------------------------------------------------------------

     The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held one meeting in connection with its initial organization and two subsequent meetings and the Board of Directors of the Savings Bank held twelve meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The Executive Committee, consisting of Directors Harris, Peterson and Kaisler, meets as needed. This Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings, unless specific matters are delegated to it for action by the Board. The Executive Committee did not meet during the fiscal year ended December 31, 1996.

     The Audit Committee, consisting of Directors Peterson, Kaisler, Sales, Doig and Boe, meets as needed. This Committee is responsible for reviewing the external auditors' reports and results of their examination. The Audit Committee met once during the fiscal year ended December 31, 1996.

     The full Board of Directors acts as the Compensation Committee. This Committee is responsible for reviewing and recommending compensation to be paid to executive officers. Mrs. Harris and Mr. Sandberg recuse themselves from the Committee when it considers matters regarding their compensation. The Compensation Committee met once during the fiscal year ended December 31, 1996.

     Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II,
Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended December 31, 1996.

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                    DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors received a fee of $500 per month and a fee of $500 for attendance at regular Board meetings during the year ended December 31, 1996. Effective January 1, 1997, directors receive a retainer of $500 per month and a fee of $250 for attendance at regular Board meetings of the Savings Bank and a fee of $250 per month, payable quarterly, for service on the Corporation's Board of Directors. In addition, Directors residing in Bozeman and Big Timber receive $20 per meeting for travel expenses. No additional fees are paid to Directors for attendance at committee meetings. Directors' fees totalled $85,000 for the year ended December 31, 1996.


-----------------------------------------------------------------------------
                     EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for Mrs. Harris and Mr. Sandberg for the year ended December 31, 1996.

                                       Annual Compensation
                                 --------------------------------
                                                    Other Annual
Name and Position      Year(1)   Salary    Bonus   Compensation(2)
-----------------      -------   ------    -----   ----------------
Beverly D. Harris       1996    $104,580  $19,028     $12,000
 President and
 Chief Executive
 Officer of the
 Corporation and
 President of the
 Savings Bank

Ernest A. Sandberg      1996    $ 95,760  $17,429     $12,000
 Treasurer, Chief
 Financial Officer
 and Secretary of
 the Corporation
 and Executive Vice
 President and
 Secretary of the
 Savings Bank

------------------
(1) Compensation information for the fiscal year ended December 31, 1995 and 1994 has been omitted as the Corporation was not a public company, nor a subsidiary thereof, at such time. Excludes certain additional benefits, the aggregate amounts of which do not exceed 10% of total salary and bonus.
(2)  Consists of directors fees.

     Employment Agreements. Effective January 23, 1997, the Corporation and the Savings Bank (collectively,the "Employers") entered into three year employment agreements with Mrs. Harris and Mr. Sandberg. The agreements provide for an initial salary level for Mrs. Harris and Mr. Sandberg of $106,680 and $97,680,respectively, which amounts are paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining salary levels for Mrs. Harris and Mr. Sandberg,the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of the Savings Bank, as well as their individual performance. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also are provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mrs. Harris and Mr. Sandberg are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payments from the Employers will equal 2.99 times each executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1996, Mrs. Harris and Mr. Sandberg would be entitled to severance payments of approximately $334,000 and $306,000, respectively. Section 280G of the Code states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreements restrict each executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mrs. Harris and Mr. Sandberg involuntarily terminate employment, except in the event of a change in control.

Compensation Committee Interlocks and Insider Participation

     Mrs. Harris and Mr. Sandberg serve as members of the Compensation Committee. Although the Chief Executive Officer recommends compensation to be paid to executive officers, the entire Board of Directors of the Savings Bank reviews such recommendations and sets the compensation for Mrs. Harris and Mr. Sandberg.

-----------------------------------------------------------------------------
       COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act, requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with since the date of completion of the Corporation's initial stock offering on January 23, 1997.

-----------------------------------------------------------------------------
                 TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features, and the Savings Bank has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of$25,000, or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000), must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by the Savings Bank to its executive officers and directors was $21,000 at December 31, 1996.

     Mr. Joseph T. Swindlehurst, General Counsel to the Savings Bank, is a partner with the law firm of Huppert& Swindlehurst, P.C. Mr. Swindlehurst is the brother of Mrs. Harris, and the brother-in-law of Mr. Sandberg. As

PAGE
general counsel to the Savings Bank during the year ended December 31, 1996, Huppert & Swindlehurst, P.C. was paid $11,719 in fees and expense reimbursement, which amount did not exceed 5% of its annual gross revenues.

     The Savings Bank's main office facility is owned by Mr. Swindlehurst, Mrs. Harris and their sister, Mrs.Jean E. Sandberg, who is the wife of Mr. Sandberg, and is leased by the Savings Bank. The Savings Bank has negotiated the purchase of the building, which has been approved by the Office of Thrift Supervision. During the year ended December 31, 1996, the owners received approximately $10,000 in rental income from the Savings Bank.

------------------------------------------------------------------------------
     PROPOSAL II - RATIFICATION OF 1997 STOCK OPTION PLAN
------------------------------------------------------------------------------

     The Corporation's Board of Directors adopted the Empire Federal Bancorp, Inc. 1997 Stock Option Plan ("Option Plan") on May 29, 1997, subject to approval by the Corporation's stockholders. Assuming stockholder approval, the Option Plan will be effective on January 26, 1998. By postponing the effective date, the Option Plan will not be subject to certain regulatory restrictions otherwise applicable to stock benefit plans implemented prior to the first anniversary of the Savings Bank's mutual to stock conversion. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan, which is attached to this Proxy Statement as Exhibit A.

Administration of the Option Plan

     The Option Plan is administered by the Board of Directors of the Corporation. In addition to determining who will be granted options, the Board has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Board will consider those non-employee directors, officers and employees who are expected to make significant contributions to the long-term success of the Corporation and the Savings Bank. With respect to awards to officers and employees, the Board also determines which options are intended to qualify for special treatment under the Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). The Option Plan provides that all options granted to non-employee directors must be Non-Qualified Stock Options.

     The Option Plan provides that (i) no officer or employee will receive an award of stock options covering in excess of 25% of the number of shares reserved for issuance under the Option Plan, (ii) no non-employee director will receive an award of stock options covering in excess of 5% of the number of shares reserved for issuance under the Option Plan and (iii) non-employee directors serving as of the date of stockholder approval will not receive awards of stock options covering in excess of 30% in the aggregate of the number of shares reserved for issuance under the Option Plan.

     The Board may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

Shares Subject to the Option Plan

     The Corporation has reserved an aggregate of 259,210 shares of the Corporation's Common Stock for issuance pursuant to the exercise of stock options, which may be granted to officers, employees and non-employee directors. Such shares may be treasury shares or authorized but unissued shares. The use of authorized but unissued shares may dilute the interests of existing stockholders.

     In the event of a merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

Option Price

     The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Corporation's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

Terms of Options

     In general, the Board has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is ten years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Corporation's stock). The Option Plan provides that all awards under the Option Plan will become exercisable in equal installments over a minimum five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Corporation or the Savings Bank.

     Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unacquired shares subject to such option will be available again for purposes of the Option Plan.

Federal Income Tax Consequences of Non-Qualified Options

     An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his or her income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Corporation and the Corporation is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

     Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under
Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

     An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Corporation will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or her or within one year after the transfer of the shares to him or her, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Corporation will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

     If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

     The Corporation will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

     Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

Alternative Minimum Tax

     For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

New Plan Benefits

     Although the Corporation anticipates that option grants will be made to nonemployee directors, officers and employees on or after the effective date of the Option Plan, the Board has not made specific determinations regarding the size of individual awards.

Adoption of the Option Plan

     Subject to approval by the Corporation's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Corporation and its subsidiaries by issuing options to purchase shares of the Corporation's Common Stock, thereby enabling such directors, officers and employees to acquire or increase their proprietary interest in the Corporation and encouraging them to remain in the employ or remain directors of the Corporation and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives that will benefit the Corporation and its stockholders. Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Corporation's peer group. The Option Plan must be approved by a majority of the outstanding shares of Common Stock of the Corporation. The Board of Directors recommends a vote "FOR" the adoption of the Option Plan attached as Exhibit A.

------------------------------------------------------------------------------
         PROPOSAL III - RATIFICATION OF THE 1997 MANAGEMENT
                 RECOGNITION AND DEVELOPMENT PLAN
------------------------------------------------------------------------------

     The Board of Directors of the Corporation adopted the Empire Federal Bancorp, Inc. 1997 Management Recognition and Development Plan ("MRDP") on May 29, 1997 for the benefit of officers, employees and non-employee directors of the Corporation and its subsidiaries. Assuming stockholder approval, the MRDP will be effective on January 26, 1998. By postponing the effective date, the MRDP will not be subject to certain regulatory restrictions otherwise applicable to plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The following description of the MRDP is qualified in its entirety by reference to the complete text of the MRDP, which is attached to this Proxy Statement as Exhibit B.

     The purpose of the MRDP is to encourage and provide an additional incentive to non-employee directors, officers and employees of the Corporation and its subsidiaries to increase the value of the Corporation and its Common Stock by permitting them to acquire a significant equity interest in the Corporation. The MRDP is also intended to assist the Corporation and the Savings Bank in retaining superior personnel and to strengthen their desire to remain as directors or employees of the Corporation and the Savings Bank.

     All awards under the MRDP are made by the Board of Directors. The MRDP provides that (i) no officer or employee will receive an award of restricted stock covering in excess of 25% of the number of shares reserved for issuance under the MRDP, (ii) no non-employee director shall receive an award of restricted stock covering in excess of 5% of the number of shares reserved for issuance under the MRDP and (iii) non-employee directors serving as of the date of stockholder approval will not receive awards of restricted stock covering in excess of 30% in the aggregate of the number of shares reserved for issuance under the MRDP.

     MRDP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRDP awards generally will vest over a minimum five-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. If the employee or non-employee director terminates service for reasons other than death or disability, the employee or director forfeits all rights to the allocated shares under restriction. If the employee's or director's termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. MRDP awards also will become fully vested upon a change in control (as defined in the MRDP) of the Corporation or the Savings Bank. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized over the period in which the shares vest. An eligible officer or director will not be entitled to voting and other stockholder rights with respect to the shares while restricted. Furthermore, the shares, while restricted, may not be sold, pledged or otherwise disposed of and dividends paid during the period of restriction will be held in escrow.

     A recipient of an award who receives a grant of restricted stock and does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Corporation will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Corporation will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Corporation will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

     The MRDP may utilize authorized but unissued shares of Common Stock from the Corporation in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Corporation's stockholders. The MRDP also may purchase Common Stock in the open market through a trust established in connection with the MRDP and funded with contributions from the Corporation or the Savings Bank. No more than 66,125 shares may be issued under the MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Corporation.

New Plan Benefits

     Although the Corporation anticipates that stock awards will be made to nonemployee directors, officers and employees on or after the effective date of the MRDP, the Board has not made specific determinations regarding the size of individual awards.

Adoption of the MRDP

     The Board of Directors has determined that the MRDP is desirable and will produce incentives for management that will benefit the Corporation and its stockholders. The Board of Directors believes that the MRDP will be a significant factor in aligning the interests of management with those of stockholders and that the terms of the MRDP are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Corporation's peer group. The MRDP must be approved by a majority of the outstanding shares of Common Stock of the Corporation. The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

-----------------------------------------------------------------------------
                      INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

     KPMG Peat Marwick L.L.P. served as the Corporation's independent auditors for the 1996 fiscal year. The Board of Directors has appointed KPMG Peat Marwick L.L.P. to be its independent auditors for the 1997 fiscal year. A representative of KPMG Peat Marwick L.L.P. is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

------------------------------------------------------------------------------
                          OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof according to the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                          MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. The Corporation also has retained Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $3,500 plus reimbursement of expenses up to $1,750.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of these proxy solicitation materials or as having been incorporated herein by reference.

----------------------------------------------------------------------------
                       STOCKHOLDER PROPOSALS
----------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 123 South Main Street, Livingston, Montana, no later than November 14, 1998. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/Ernest A. Sandberg
                              ERNEST A. SANDBERG
                              SECRETARY


Livingston, Montana
June 18, 1997


-----------------------------------------------------------------------------
                         FORM 10-KSB
-----------------------------------------------------------------------------
A copy of the Corporation's Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Ernest A. Sandberg, Corporate Secretary, Empire Federal Bancorp, Inc., 123 South Main Street, Livingston, Montana 59047.
-----------------------------------------------------------------------------


                              12
PAGE

                                                             EXHIBIT A

                  EMPIRE FEDERAL BANCORP, INC.
                     1997 STOCK OPTION PLAN

     SECTION 1.   PURPOSE

     The Empire Federal Bancorp, Inc. 1997 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Empire Federal Bancorp, Inc. and its shareholders by providing directors, officers and employees of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

     SECTION 2.   DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BANK means Empire Federal Savings Bank, Livingston, Montana.

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the stock of the Corporation or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Corporation's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Corporation or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four
(24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     CORPORATION means Empire Federal Bancorp, Inc., a Delaware corporation.

     DIRECTOR shall mean a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Committee in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of an Option, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means a Director or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this Empire Federal Bancorp, Inc. 1997 Stock Option Plan.

     STOCK means the common stock, $0.01 par value, of the Corporation.

     TERMINATION FOR CAUSE shall mean because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or, the Bank and a Participant.

     SECTION 3.   ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

     (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

   SECTION 4.   ELIGIBILITY AND PARTICIPATION; LIMITATIONS ON AWARDS

     (a) Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

     (b) Notwithstanding anything herein to the contrary, (i) no officer or employee shall be granted Options covering in excess of twenty five percent (25%), (ii) no Director shall be granted Options covering in excess of five percent (5%) and (iii) Directors serving as of the effective date of the Plan shall not be granted Options covering in excess of thirty percent (30%) in the aggregate, of the number of shares reserved for issuance under the Plan.

     (c) Notwithstanding anything herein to the contrary, no grant of Options under the Plan shall become exercisable more rapidly than in substantially equal installments over a five (5) year period beginning on the date of grant.

     SECTION 5.   SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 259,210, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this
Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.   NON-QUALIFIED STOCK OPTIONS

     6.1  Grant of Non-Qualified Stock Options.

     Subject to Sections 4(b) and (c) the Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non- Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.   INCENTIVE STOCK OPTIONS

     7.1  Grant of Incentive Stock Options.

     The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Amounts of Options. Subject to Sections 4(b) and (c), Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.   EXTENSION

     The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.   GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) In the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation or the Bank is merged into or consolidated with another corporation, if the Corporation or the Bank becomes a subsidiary of another corporation or if the Corporation or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options.

     (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. Such withholding obligation may be satisfied by, without limitation, the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective on January 26, 1998; but only if, prior to such date, the Plan is approved by the Corporation's shareholders at the 1997 annual meeting of shareholders. The Plan will be so approved if at such meeting a quorum is present and the votes of the holders of a majority of the securities of the Corporation entitled to vote with respect to the Plan shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Delaware.

                            * * * * *

                                                        EXHIBIT B

                  EMPIRE FEDERAL BANCORP, INC.
        1997 MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

     SECTION 1.    PURPOSE AND ADOPTION OF THE PLAN

     1.01 PURPOSE. The purpose of the Empire Federal Bancorp, Inc. Management Recognition and Development Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

     1.02 ADOPTION AND EFFECTIVE DATE. The Plan shall be effective on January 26, 1998; but only if, prior to such date, the Plan is approved by the Corporation's shareholders at the 1997 annual meeting of shareholders. The Plan will be so approved if at such meeting a quorum is present and the votes of the holders of a majority of the securities of the Corporation entitled to vote with respect to the Plan shall be cast in favor of its approval.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Article V of the Plan.

     BANK means Empire Federal Savings Bank, Livingston, Montana.

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the common stock of the Corporation or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation or Bank representing twenty- five percent (25%) or more of the combined voting power of the Corporation's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Corporation or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four
(24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     CORPORATION means Empire Federal Bancorp, Inc., a Delaware corporation, and its successors.

     DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Article V.

     DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1.02.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     FAIR MARKET VALUE  shall be determined as follows:

     (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of the award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     PARTICIPANT means any person selected by the Board, pursuant to Section 3.02, to participate under the Plan.

     PLAN means this Empire Federal Bancorp, Inc. 1997 Management Recognition and Development Plan, as the same may be amended from time to time.

     RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Article V.

     STOCK means the common stock, par value $0.01 per share, of the Corporation.

     SECTION 3.    ADMINISTRATION AND PARTICIPATION

     3.01 ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3.02, the persons who will be Participants hereunder, to impose, in accordance with Section 5.01, such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable.

     3.02 DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees of the Corporation and its subsidiaries or Directors as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants.

     SECTION 4.    STOCK ISSUABLE UNDER THE PLAN

     4.01 NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6.03, the maximum number of shares of Stock available for issuance under the Plan shall be 103,684. The Stock to be offered under the Plan shall be authorized and unissued Stock, Stock which shall have been reacquired by the Corporation and held in its treasury, or Stock held in a trust established by the Corporation for the purpose of funding awards under the Plan with shares acquired on the open market with funds contributed by the Corporation or the Bank.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5.02 may again be issued under the Plan.

     SECTION 5.    RESTRICTED STOCK

     5.01 RESTRICTED STOCK AWARDS. Subject to the terms of this Plan, the Board may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

     (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee. Notwithstanding the foregoing, the Corporation may, in its sole discretion, establish a trust for the purpose of holding Restricted Stock awarded pursuant to this Plan. In the event that a trust is established, the Corporation may elect to hold any or all shares of Stock subject to awards in the name of the trust for the benefit of the Participant and subject to the forfeiture conditions applicable to the award.

     (b) LIMITATIONS ON AWARDS. Notwithstanding anything herein to the contrary, (i) no officer or employee shall be granted an award covering in excess of twenty five percent, (ii) no Director shall be granted an award covering in excess of five percent and (iii) Directors serving as of the effective date of the Plan shall not be granted awards covering in excess of thirty percent in the aggregate, of the number of shares reserved for issuance under the Plan. In addition, no award of Restricted Stock under the Plan shall vest more rapidly than in substantially equal installments over a five-year period beginning on the date of grant.

     (c) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5.01(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in
Section 5.01(a). Cash dividends paid with respect to Restricted Stock shall be held by the Corporation in escrow until such time as the Participant vests in such shares. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

     (d) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

     (e) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6.02, the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     5.02 TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. All Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment or service as a Director of the Participant with the Corporation and its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment by reason of death or Disability, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse.
In addition, upon the occurrence of a Change in Control, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse.

     SECTION 6.    MISCELLANEOUS

     6.01 LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

     6.02 TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. Such withholding obligation may be satisfied by, without limitation, the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     6.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6.03.

     6.04 NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

     6.05 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     6.06 CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     6.07 SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

     6.08 LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

     6.09    AMENDMENT AND TERMINATION.

     (a) AMENDMENT. Subject to applicable law and regulations, the Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Corporation to comply with an applicable tax law or regulatory requirement.
No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award

     (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                            * * * * *

                         REVOCABLE PROXY
                  EMPIRE FEDERAL BANCORP, INC.

----------------------------------------------------------------------------
              FIRST ANNUAL MEETING OF STOCKHOLDERS
                            JULY 30, 1997
----------------------------------------------------------------------------

     The undersigned hereby appoints the entire Board of Directors as the official Proxy Committee with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Empire Federal Bancorp, Inc. which the undersigned is entitled to vote at the First Annual Meeting of Stockholders, to be held at the main office of Empire Federal Savings Bank, 123 South Main Street, Livingston, Montana, on Wednesday, July 30, 1997, at 12:30 p.m., Mountain Daylight Savings Time, and at any and all adjournments thereof, as follows:

                                                         VOTE
                                            FOR        WITHHELD
    1.    The election as directors of
          all nominees listed below
          (except as marked to the          [  ]         [  ]
          contrary below).

          Walter J. Peterson, Jr.
          Sanroe J. Kaisler, Jr.
          Walter R. Sales

          INSTRUCTION:  To withhold your vote
          for any individual nominee, write
          that nominee's name on the line below.

          --------------------------------------
          --------------------------------------

                                            FOR  AGAINST  ABSTAIN

    2.    The ratification of the           [ ]    [ ]      [ ]
          adoption of the Empire
          Federal Bancorp, Inc. 1997
          Stock Option Plan.

    3.    The ratification of the           [ ]    [ ]      [ ]
          adoption of the Empire
          Federal Bancorp, Inc. 1997
          Management Recognition and
          Development Plan.

    4. Such other matters as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors recommends a vote "FOR" the above proposals.

-----------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-----------------------------------------------------------------------------

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the First Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of First Annual Meeting of Stockholders, a proxy statement for the First Annual Meeting of Stockholders, and the 1996 Annual Report to Stockholders.


Dated:              , 1997
       -------------



-------------------------               -------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER




------------------------                -------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



-----------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
-----------------------------------------------------------------------------